Exhibit 99.1


               [LETTERHEAD OF THE FIRST NATIONAL BANK OF IPSWICH]



                          [LOGO] First Ipswich Bancorp


                                  THIRD QUARTER
                                     REPORT


                               September 30, 2004


                                     [LOGO]



                           Investing in Relationships

                                  www.fnbi.com

November 17, 2004

Dear Shareholders, Customers and Friends,

During the third quarter, management put into operation the infrastructure to efficiently implement the initiatives started in the previous quarter. As you know, branches were successfully opened in Cambridge and Beverly, Massachusetts. We completed our stock offering on the last day of June. We are in various stages of potential new branch locations and continue to pursue a potential acquisition of an investment advisory firm. We believe these initiatives will have a long lasting impact on the future of your financial institution.

Assets have grown nearly 18% over the same period last year. Loans have increased over 7% while deposits have risen nearly 28%. Earnings have declined 32% on a quarter to quarter comparison ending September 30, 2004 versus September 30, 2003 while on a year to year comparison earnings have declined 58%.

As noted in the second quarter, earnings were anticipated to return to a positive position as many of the costs associated with the aforementioned initiatives were behind us. This, in fact, has occurred. Although earnings from the quarter, as well as year to date, are below last year's performance, this is a reflection of those initiatives previously mentioned.

From a shareholder perspective, our stock is currently trading on the OTC Bulletin board under the symbol of FIWC.

Very truly yours,

/s/ Neil St. John Raymond           /s/ Donald P. Gill

Neil St. John Raymond               Donald P. Gill
Chairman of the Board               President & CEO

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                     FIRST IPSWICH BANCORP AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (unaudited)
                        (In thousands, except share data)

                                                                 September 30,  September 30,
                                                                     2004           2003
                                                                 -------------  -------------
ASSETS
Cash and due from banks                                            $   13,297     $    9,537
Federal funds sold                                                      1,678              4
                                                                   ----------     ----------

Total cash and cash equivalents                                        14,975          9,541
                                                                   ----------     ----------

Certificate of deposit                                                  3,190             --
Securities available for sale, at fair value                          153,019        110,158
Securities held to maturity, at amortized cost                         32,971         39,749
Federal Home Loan Bank stock, at cost                                   5,590          5,248
Federal Reserve Bank stock, at cost                                       489            489
Loans, net of allowance for loan losses of $1,318 and $1,333          165,604        153,717
Banking premises and equipment, net                                     5,811          5,490
Other assets                                                            5,220          3,682
                                                                   ----------     ----------

Total assets                                                       $  386,869     $  328,074
                                                                   ==========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                           $  257,691     $  201,553
Short-term borrowings                                                  59,811         44,792
Long-term borrowings                                                   38,667         55,741
Subordinated debentures                                                 9,000          9,000
Due to broker                                                           1,385             --
Other liabilities                                                       1,272          1,808
                                                                   ----------     ----------

Total liabilities                                                     367,826        312,894
                                                                   ----------     ----------

Stockholders' equity:
Preferred stock, $1.00 par value; 1,000,000 shares authorized,
   none issued                                                             --             --
Common stock, $1.00 par value; 4,000,000 shares authorized,
   2,078,120 and 1,778,120 issued, respectively                         2,078          1,778
Additional paid-in capital                                              9,198          5,890
Retained earnings                                                       8,390          7,316
Accumulated other comprehensive income (loss)                            (512)           314
Treasury stock, at cost - 20,490 and 21,640 shares, respectively         (111)          (118)
                                                                   ----------     ----------

Total stockholders' equity                                             19,043         15,180
                                                                   ----------     ----------

Total liabilities and stockholders' equity                         $  386,869     $  328,074
                                                                   ==========     ==========

Non-accrual loans                                                  $       --     $       --
Non-performing assets                                              $       --     $       --
Net charged-off loans (recoveries)                                 $       40     $       26
Non-performing assets to total assets                                    0.00%          0.00%
Non-performing loans to ALLL                                             0.00%          0.00%
Leverage ratio                                                           6.69%          6.19%
Total risk based capital ratio                                          14.03%         13.60%

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                     FIRST IPSWICH BANCORP AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (unaudited)
                      (In thousands, except per share data)

                                                           Quarter Ended          Nine Months Ended
                                                           September 30,             September 30,
                                                       ---------------------     --------------------
                                                         2004         2003         2004        2003
                                                       --------     --------     --------    --------
Interest and dividend income:
   Interest and fees on loans                          $  2,647     $  2,561     $  7,745    $  7,480
   Interest on debt securities:
      Taxable                                             1,462        1,102        3,961       3,421
      Tax-exempt                                            187          185          570         423
   Dividends on equity securities                            64           64          174         258
   Other interest                                            37            1          106           4
                                                       --------     --------     --------    --------
         Total interest and dividend income               4,397        3,913       12,556      11,586
                                                       --------     --------     --------    --------
Interest expense:
   Interest on deposits                                     856          573        2,079       1,897
   Interest on borrowed funds                               672          622        1,958       1,850
   Interest on subordinated debentures                      152          143          440         435
                                                       --------     --------     --------    --------
         Total interest expense                           1,680        1,338        4,477       4,182
                                                       --------     --------     --------    --------
Net interest income                                       2,717        2,575        8,079       7,404
Provision (credit) for loan losses                           --          (25)          --         (25)
                                                       --------     --------     --------    --------
Net interest income, after provision for loan losses      2,717        2,600        8,079       7,429
Other income:
   Gain  on sales and calls of securities, net              403           60          778         994
   Service charges on deposit accounts                      363          304        1,013         835
   Credit card fees                                         196          185          508         518
   Trust fees                                               104          100          307         267
   Non-deposit investment fees                              105          119          267         232
   Miscellaneous                                            (38)         275           60         392
                                                       --------     --------     --------    --------
         Total other income                               1,133        1,043        2,933       3,238
                                                       --------     --------     --------    --------
Operating expenses:
   Salaries and employee benefits                         1,745        1,614        5,440       4,551
   Occupancy and equipment                                  542          443        1,501       1,320
   Professional fees                                        250          151          744         467
   Credit card interchange                                  139          124          380         357
   Advertising and marketing                                113          132          376         348
   Data processing                                          161          124          459         357
   ATM processing                                           103           74          294         219
   Other general and administrative                         362          297        1,049         866
                                                       --------     --------     --------    --------
         Total operating expenses                         3,415        2,959       10,243       8,485
                                                       --------     --------     --------    --------
Income before income taxes                                  435          684          769       2,182
Provision for income taxes                                  110          206          134         670
                                                       --------     --------     --------    --------
Net income                                             $    325     $    478     $    635    $  1,512
                                                       ========     ========     ========    ========
Weighted average common shares outstanding:
   Basic                                                  2,058        1,756        1,859       1,754
                                                       --------     --------     --------    --------
   Diluted                                                2,161        1,814        1,962       1,812
                                                       --------     --------     --------    --------
Earnings per share:
   Basic                                               $   0.16     $   0.27     $   0.34    $   0.86
                                                       ========     ========     ========    ========
   Diluted                                             $   0.15     $   0.26     $   0.32    $   0.83
                                                       ========     ========     ========    ========

Return on average assets                                   0.34%        0.60%        0.24%       0.64%
Return on average equity                                   7.05%       13.51%        5.18%      14.24%
Net interest margin                                        3.07%        3.45%        3.25%       3.38%

                                    IPSWICH#
                                31 Market Street

                                    BEVERLY*
                                588 Cabot Street

                                   CAMBRIDGE*
                            2067 Massachusetts Avenue

                                     ESSEX#
                               8-10 Martin Street

                                   GLOUCESTER*
                                 207 Main Street

                                  NEWBURYPORT#
                                155 State Street

                                     ROWLEY*
                                 167 Main Street

                                     ROWLEY*
                       144 Newburyport Turnpike (Route 1)

                                LONDONDERRY, NH#
                              23 Orchard View Drive

                                 MANCHESTER, NH*
                                     WalMart
                                300 Keller Street

                                 NEWINGTON, NH*
                                     WalMart
                              2200 Woodbury Avenue

                                   SALEM, NH*
                                     WalMart
                             300-344 North Broadway

                                  800-834-0046
                              Connects All Offices

            Remote ATM Locations-Massachusetts
            Bruni's Market, 36 Essex Rd, Ipswich*
            Salt Box Restaurant, 141 High St, Ipswich*
            108 Eastern Ave, Gloucester#
            Topsfield Fairgrounds, 207 Boston Rd, Topsfield*
            Dunkin Donuts, 148 Newburyport Trnpk, Rowley#

                     ATMs available at all branch locations
                          *24-Hour ATMs # Drive-Up ATMs
                                  www.fnbi.com

Member FDIC                                                              EQUAL
                                                                     OPPORTUNITY
                                                                        LENDER